SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                NOVEMBER 9, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)


                           SECTOR COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         NEVADA                      0-22382                 56-1051491
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)

       1801 CENTURY PARK EAST, 23RD FLOOR, LOS ANGELES, CALIFORNIA 90067
                    (Address of principal executive offices)

                                (310) 772-0715
                         (Registrant's telephone number)

Item 9.  Regulation FD Disclosure

On November 8, 2000, Sector Development, Inc., a wholly-owned subsidiary of Registrant, entered into a joint marketing agreement with Talk Visual Corporation, a public corporation based in Miami, Florida (OTCBB: TVCP), for purchase and sale of its TV225 videocall telephones.








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Sector Communications, Inc.


                                    By   /s/ Mohamed Hadid
                                         ----------------------
                                         Chairman and President


Date: November 10, 2000